To subscribe for Units in the private offering of
WHERIFY WIRELESS, INC.

1.	Date and Fill in the number of Units being subscribed for and Complete and Sign the Signature Page included in the Subscription Agreement.

2.	Initial the Accredited Investor Certification page attached to this Subscription Agreement.

3.	Complete and Return the Confidential Investor Profile and, if applicable, Wire Transfer Authorization attached to this Subscription Agreement.

4.	Fax all forms to Mr. Craig Boden at (212) 297-0670 and then send all signed original documents with a check (if applicable) to:

Mr. Craig Boden
Laidlaw & Co. (UK) Ltd.
90 Park Avenue, 31st Floor
New York, NY 10016

5.	Please make your subscription payment payable to the order of “Signature Bank, as Escrow Agent for Wherify Wireless, Inc. (Delaware),” Account No. 1500893237

For wiring funds directly to the escrow account,
see the following instructions:

Signature Bank
Acct. Name:	Signature Bank as Escrow Agent for
Wherify Wireless, Inc. (Delaware)

ABA Number:	026-013-576
A/C Number:	1500893237

FBO:	Investor Name:	_________________

	Social Security Number:	_________________

	Address:	_________________

_________________

Investors (the “Investors” or “Purchasers”) will purchase (the “Offering”) the number of Units (the “Units”) of Wherify Wireless, Inc., a Delaware corporation, (the “Company”) set forth on the signature page to the Subscription Agreement at a purchase price of $100,000 per Unit. Each Unit consists of (i) one hundred (100) shares of the Company’s Series B Convertible Adjustable Preferred Stock (the “Series B Preferred”) and (ii) a warrant to purchase that number of shares of the Company’s common stock (the “Common Stock”) equal to 25% of the number of shares issuable upon conversion of the Series B Preferred at an exercise price equal to 130% of the conversion price of the Series B Preferred (a “Investor Warrant” and collectively, the “Investor Warrants”). The subscription for the Units will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Company’s Confidential Private Placement Memorandum used for the Offering (the “Memorandum”).

The terms and conditions of the Series B Preferred are set forth in the Series B Preferred Certificate of Designation annexed to this Subscription Agreement as Exhibit 1.

In the Offering, the Company will offer up to twenty five (25) Units ($2,500,000) maximum amount (the “Maximum Amount”) on an “any or all” basis. There is no minimum amount of Units that must be sold to effectuate initial and/or subsequent closings. However, the minimum investment amount that may be purchased by an Investor is one (1) Unit ($100,000) (the “Minimum Investor Purchase”); provided however, the Placement Agent (as defined below) may in its sole discretion accept an Investor subscription for an amount less than the Minimum Investor Purchase.

The Common Stock issuable upon the conversion of the Series B Preferred and exercise of the Investor Warrants (collectively, the “Underlying Shares”) are entitled to certain registration rights as provided in the Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Company, the Placement Agent and the Investors in the Offering. The form of the Registration Rights Agreement is annexed to this Subscription Agreement as Exhibit 2.

Laidlaw & Company (UK) Ltd. (“Laidlaw” or the “Placement Agent”), is acting as the non-exclusive placement agent to the Company in connection with the sale of the Units on a ‘reasonable efforts’ basis solely to ‘accredited investors’ (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)).

All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at Signature Bank, 261 Madison Avenue, New York, New York 10016, or with such other escrow agent as may be mutually appointed by Laidlaw and the Company.

The Offering will be offered through May 31, 2007 commencing on the date of the Memorandum (the “Initial Offering Period”), which period may be extended without further notice to prospective investors by the Company and the Placement Agent, in their mutual discretion, to a date not later than June 30, 2007 (the “Termination Date”, with this additional period, together with the Initial Offering Period, being referred to herein as the “Offering Period”). In the event that subscriptions for the Offering are rejected or the Offering Period shall expire, the Escrow Agent will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser.

ii

The Company and the Placement Agent reserve the right (but are not obligated) to purchase and/or have their respective employees, agents, officers, directors and affiliates subscribe and purchase Units in the Offering and all such purchases will be counted towards the Maximum Amount. If the Company and/or the Placement Agent rejects a subscription, either in whole or in part (which decision is in their sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest accrued thereon.

Questions regarding completion of the subscription documents should be directed to Mr. Craig Boden (212) 697-5200. ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

iii

SUBSCRIPTION AGREEMENT

FOR

WHERIFY WIRELESS, INC.

Wherify Wireless, Inc.
901 Mariners Island Boulevard, Suite 300,
San Mateo, California, 94404

Ladies and Gentlemen:

Subscription. Investors (the “Investors” or “Purchasers”) will purchase (the “Offering”) the number of Units (the “Units”) of Wherify Wireless, Inc., a Delaware Corporation, (the “Company”) set forth on the signature page to the Subscription Agreement at a purchase price of $100,000 per Unit. Each Unit consists of (i) one hundred (100) shares of the Company’s Series B Convertible Adjustable Preferred Stock (the “Series B Preferred”) and (ii) a warrant to purchase that number of shares of the Company’s common stock (the “Common Stock”) equal to 25% of the number of shares issuable upon conversion of the Series B Preferred at an exercise price equal to 130% of the conversion price of the Series B Preferred (a “Investor Warrant” and collectively, the “Investor Warrants”). The subscription for the Units will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Company’s Confidential Private Placement Memorandum used for the Offering (the “Memorandum”).

The terms and conditions of the Series B Preferred are set forth in the Series B Preferred Certificate of Designation annexed to this Subscription Agreement as Exhibit 1.

In the Offering, the Company will offer up to twenty five (25) Units ($2,500,000) maximum amount (the “Maximum Amount”) on an “any or all” basis. There is no minimum amount of Units that must be sold to effectuate initial and/or subsequent closings. However, the minimum investment amount that may be purchased by an Investor is one (1) Unit ($100,000) (the “Minimum Investor Purchase”); provided however, the Placement Agent (as defined below) may in its sole discretion accept an Investor subscription for an amount less than the Minimum Investor Purchase.

The Common Stock issuable upon the conversion of the Series B Preferred and exercise of the Investor Warrants (collectively, the “Underlying Shares”) are entitled to certain registration rights as provided in the Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Company, the Placement Agent and the Investors in the Offering. The form of the Registration Rights Agreement is annexed to this Subscription Agreement as Exhibit 2.

Laidlaw & Company (UK) Ltd. (“Laidlaw” or the “Placement Agent”), is acting as the non-exclusive placement agent to the Company in connection with the sale of the Units on a ‘reasonable efforts’ basis solely to ‘accredited investors’ (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)).

The Company and the Placement Agent reserve the right (but are not obligated) to purchase and/or have their respective employees, agents, officers, directors and affiliates subscribe and purchase, in accordance with federal and state securities laws, Units in the Offering and all such purchases will be counted towards the Maximum Amount. If the Company and/or the Placement Agent rejects a subscription, either in whole or in part (which decision is in their sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest accrued thereon.

Capitalized terms used, but not otherwise defined herein, will have the respective meanings provided in the Memorandum.

2. Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, “Signature Bank, as Escrow Agent for Wherify Wireless, Inc. (Delaware),” in the full amount of the purchase price of the Units being subscribed for. Together with the check for, or wire transfer of, the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement, along with a completed and executed Accredited Investor Certification, which is annexed hereto.

3. Deposit of Funds. All payments made as provided in Section 2 hereof will be deposited by Company as soon as practicable with Signature Bank, as escrow agent (the “Escrow Agent”), or such other escrow agent appointed by Laidlaw and the Company, in a non-interest bearing escrow account (the “Escrow Account”). In the event that the Company does not effect a Closing (as defined below), on or before May 31, 2007 (the “Initial Offering Period”), which period may be extended by the Company and the Placement Agent, in their mutual discretion to a date no later than June 30, 2007 (the “Termination Date”, with this additional period, together with the Initial Offering Period, being referred to herein as the “Offering Period”), the Company will refund all subscription funds, without deduction and/or interest accrued thereon, and will return the subscription documents to each Purchaser. If the Company and/or the Placement Agent rejects a subscription, either in whole or in part (which decision is in their sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest accrued thereon.

4. Acceptance of Subscription. The Purchaser understands and agrees that Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. Company will have no obligation hereunder until Company executes and delivers to the Purchaser an executed copy of this Subscription Agreement. If Purchaser’s subscription is rejected in whole, the Offering is terminated or the Offering Amount is not subscribed for and accepted, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of no further force or effect. If Purchaser’s subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

5. Closings. There is no minimum amount of Units that must be sold to effectuate an initial closing and/or subsequent closings. The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of one or more accepted subscriptions prior to the Termination Date. After the Initial Closing, subsequent Closings with respect to additional Units may take place at any time, as determined jointly by the Company and the Placement Agent, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”).

6. Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Units, the Series B Preferred, the Investor Warrants nor the Underlying Shares (collectively, the “Securities”) are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), have received the Memorandum and all other documents requested by the Purchaser or its Advisors, if any, have carefully reviewed them and understand the information contained therein, prior to the execution of this Subscription Agreement;

(c) Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved the Units, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority. Any representation to the contrary is a criminal offense. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

(d) All documents, records, and books pertaining to the investment in the Units (including, without limitation, the Memorandum) have been made available for inspection by the Purchaser and its Advisors, if any;

(e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Securities and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum, as disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC Reports”) or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company;

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering directly and/or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, filing by the company with the Commission, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the internet, in connection with the offering and sale of the securities and is not subscribing for securities and did not become aware of the offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent as described in the Memorandum);

(i) The Purchaser, either alone or together with its Advisors, if any, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k) The Purchaser is acquiring the Units solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any of the Units and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The purchase of the Units represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the Securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends will be placed on the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. The Company has agreed that purchasers of the Units will have, with respect to the Underlying Shares, the registration rights described in the Registration Rights Agreement. Notwithstanding such registration rights, trading volume in the Common Stock is extremely limited and sporadic and as such, there is currently limited liquidity in the Common Stock and there can be no assurance when, if ever, a more liquid market for the Common Stock will develop; or if any registration statement covering the Underlying Shares will be declared effective by the SEC;

(m) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Units for an indefinite period of time;

(n) The Purchaser is aware that an investment in the Units involves a number of very significant risks including, but not limited to (i) conflicts of interest of the Placement Agent, and (ii) and insufficient authorized shares of Common Stock to permit the issuance of all Underlying Shares, and has carefully read and considered the matters set forth in the SEC Reports and the Memorandum, including, but not limited to, the Section entitled “Risk Factors;”

(o) The Purchaser is an “accredited investor” as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Accredited Investor Certification contained herein;

(p) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities constituting the Units, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

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(q) The Purchaser and its Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in their possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or its Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided by the Company to the full satisfaction of the Purchaser and its Advisors, if any;

(r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or is furnishing herewith to the Company or Laidlaw is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Units;

(s) The Purchaser has significant prior investment experience, including investments in private, non-traded, non-listed and non-registered securities. The Purchaser is knowledgeable about investments in small and thinly capitalized businesses. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(t) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon;

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(v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum;

(w) Within five (5) days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject;

(x) The Purchaser’s substantive relationship with the Placement Agent or other agent or subagent through which the Purchaser is subscribing for Units predates Laidlaw’s or such other agent or subagent’s contact with the Purchaser regarding an investment in the Units;

(y) THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(z) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser or Plan fiduciary has not relied on any advice or recommendation of the Company or any of its affiliates.

(aa) The Purchaser hereby represents, warrants, agrees and covenants to and with the Company that the Purchaser has not, directly and/or indirectly, previously had and/or maintained and/or currently has, and/or in the future will not make or maintain a "short" position in the Company's securities and will not encourage and/or facilitate the same by any third party.

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7. Representations and Warranties of the Company. The Company hereby acknowledges, represents, warrants, and agrees that as except as set forth in the Memorandum and the SEC Reports:

(a) The Company is an entity duly organized, validly existing and in good standing under the laws of the state of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate of formation, by-laws or other organizational or charter documents (the “Internal Documents”). The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of the Units, the Series B Preferred Certificate of Designation, the Registration Rights Agreement, the Securities and/or this Subscription Agreement, (ii) material adverse effect on the results of operations, assets, business or financial condition of the Company, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Subscription Agreement, the Registration Rights Agreement, the Certificate of Incorporation, and the Memorandum, including but not limited to, the Share Increase Amount and the Proposed Share Increase (as described in the Memorandum) (collectively the “Transaction Documents”) (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder (including but not limited to effectuating the Proposed Share Increase and the amount of the Proposed Share Increase, in both cases subject to approval by the stockholders of the Company). The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby (including but not limited to effectuating the Proposed Share Increase and the amount of the Proposed Share Increase) have been duly authorized by all necessary action on the part of the Company and no further corporate action is required by the Company in connection therewith other than approval of the Proposed Share Increase and the amount of the Proposed Share Increase by the stockholders of the Company. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(c) Except for the rights of certain debentures and warrants held by Cornell and the rights and privileges of the Series A Convertible Preferred Stock, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby (including but not limited to effectuating the Proposed Share Increase and the amount of the Proposed Share Increase), do not and will not (i) conflict with or violate any provision of the Company’s Internal Documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise), or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (a “Person”) in connection with the execution, delivery and performance by the Company of the Transaction Documents, the actions contemplated to be taken therein (including but not limited to the Proposed Share Increase and the amount of the Proposed Share Increase) other than (i) the filing with the Commission of a Form D and applicable Blue Sky filings, (ii) obtaining necessary consents from the holders of the Company’s Series A Convertible Preferred Stock in order to amend the Certificate of Designation of Series A Convertible Stock so it will permit the issuance of the securities contemplated in this transaction and (iii) the filing of the Certificate of Designation of the Series B Preferred and the amendment of the Certificate of Designation of the Series A Convertible Preferred Stock with the Delaware Secretary of State.

(e)  The Company possesses all licenses, certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted, and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(f)  The Company owns its property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance in all material respects with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

(g) The Company owns, or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. The Company is not aware that any of its employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee’s, officer’s, or consultant’s commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company’s business as conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company’s business by the employees of the Company, as is presently conducted, nor the conduct of the Company’s business, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated.

(h) All of the Securities have been duly and validly authorized and, when issued, delivered and sold in accordance with the Subscription Agreement and the Transaction Documents against full payment therefor, will be duly and validly, issued, fully paid, and nonassessable, free and clear of all liens, pledges and other encumbrances, and not subject to any preemptive or other similar rights

(i) There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against or affecting the Company, or any of its respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), (collectively, an “Action”) which does and/or could (i) adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents and/or the Underlying Shares, if issued, or the Company’s ability to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have, either individually or in the aggregate, a Material Adverse Effect. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

(j) Since December 31, 2006, there (i) has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made payment or distribution of any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or agreements.

(k) The Company (i) is not in default under, or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, mortgage, decree, lease, license, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not result in a Material Adverse Effect. The Company has not received any written notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, which would have a Materially Adverse Effect on the Company’s business or operations, and the Company knows of no facts or set of circumstances which would give rise to such a notice. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected to have a Material Adverse Effect.

(l) No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

(m) The Company is not required to pay any brokerage or finder’s fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the Offering contemplated by this Agreement, other than the Placement Agent as described in the Memorandum.

(n) Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby.

(o) The Company is not, and is not an affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(p) Neither the Company, nor any of their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Units.

(q) Neither the Company, nor any of their affiliates (other than including GPS Associates, LLC and the Placement Agent), nor any person acting on their behalf has , directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, other than (i) the GPS Financing and the Laidlaw GPS Warrants (as both terms are defined in the Memorandum) (ii) the required approval of the holders of the Series A Convertible Preferred Stock, (iii) the approval of the Proposed Share Increase and (iv) the amount of the Proposed Share Increase Amount by the stockholders of the Company, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Neither the Company, nor their affiliates nor any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Underlying Shares under the Securities Act or cause the Offering to be integrated with other offerings.

(r) The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except when the failure to do so would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To the Company’s knowledge, none of the Company’s tax returns is presently being audited by any taxing authority. To the Company’s knowledge, (i) none of the tax returns of the Company or any subsidiary is being audited by the Internal Revenue Service and (ii) neither the Company nor any subsidiary will owe a material tax obligation under any federal or state tax return to be filed.

(s) If the Offering is conducted in accordance with the Transaction Documents and the Memorandum, neither the sale of any of the Units by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its Subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or is otherwise associated, with any such person. The Company and its Subsidiaries are in compliance with the anti-money laundering requirements of the USA Patriot Act of 2001 (signed into law October 26, 2001).

(t) If the Offering is conducted in accordance with the Transaction Documents and the Memorandum to U.S. citizens only, neither the sale of any of the Units by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its Subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or is otherwise associated, with any such person. The Company and its Subsidiaries are in compliance with the anti-money laundering requirements of the USA Patriot Act of 2001 (signed into law October 26, 2001).

(u) The Company is current in all filings required to be made by it pursuant to the Securities Act and the Exchange Act and all information contained therein is , in all material respects, true, accurate, complete and does not omit to contain any material facts.

(v) The Common Stock is eligible for quotation on the NASD Over the Counter Bulletin Board under the symbol “WFYW.” The Company has no reason to believe the Common Stock will not continue to be eligible for quotation thereon.

(w)  As of the date of the Memorandum, all prior issuances of securities by the Company have been duly authorized and validly issued in compliance with all applicable rules, regulations and laws, including, but not limited to, the Federal Securities Laws and State Securities Laws and no person has any rescission rights with respect to any prior issuances of Company securities.

(x) No person has any preemptive and/or any right of first refusal and/or any similar rights with respect to any securities of the Company.

8. Irrevocable Proxy. Notwithstanding anything to the contrary provided herein or elsewhere, Purchaser hereby agrees by execution of this Subscription Agreement, that Purchaser shall not vote or provide its written or other consent with respect to any voting shares of the Company (including, but not limited to, those acquired in this Offering) at any shareholders’ meeting of the Company regarding the Proposed Share Increase (as described in the Memorandum) except as provided in the following irrevocable proxy.

Purchaser, by execution of this Subscription Agreement, hereby irrevocably (to the fullest extent permitted by law), as of the date hereof, appoints each of Mr. Doug Hajjar and Dr. Neil Morris, of the Company, as the sole and exclusive attorneys and proxies of Purchaser, with the full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of voting shares of the Company (including, but not limited to, those acquired in this offering) (the “Shares”) that now are or hereafter may be beneficially owned by Purchaser, in accordance with the terms of this Proxy. Upon Purchaser’s execution of this Subscription Agreement, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and Purchaser agrees not to grant any subsequent proxies with respect to the Shares until the earlier of December 31, 2007 and (ii) the approval of the Proposed Share Increase and related matters by the Company’s shareholders. (the “Expiration Date”).

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to this Subscription Agreement, and is granted in consideration of Wherify entering into this Subscription Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by Purchaser, at any time prior to the Expiration Date, to act as Purchaser’s attorney and proxy to vote all of the Shares, and to exercise all voting, consent and similar rights of the Purchaser with respect to all of the Shares (including, without limitation, the power to execute and deliver written consents) at every annual or special meeting of stockholders of the Company (and at every adjournment or postponement thereof), and in every written consent in lieu of such meeting:

a. to increase the number of shares of the Company’s common stock authorized for issuance from 200,000,000 to 300,000,000 (or such greater number as the Board of Directors so determines).

The attorneys and proxies named above may not exercise the Proxy on any other matter except as provided in clause (a) above. Purchaser may vote the Shares on all other matters. Any obligation of Purchaser hereunder shall be binding upon the successors and assigns of the Purchaser.

This Proxy shall terminate and be of no further force and effect, automatically upon the Expiration Date.

9. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent and each of their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered by or on behalf of the Purchaser in connection with this Subscription Agreement.

10. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

11. Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

12. Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 12). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof.

13. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Underlying Shares issued by the Company will be made only in accordance with all applicable laws.

14. Applicable Law.  This Subscription Agreement will be governed by and construed exclusively under the laws of the State of New York as applied to agreements among residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York , and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

15. Blue Sky Qualification. The purchase of Units under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable Federal and state securities laws. The Company will not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company will be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16. Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence (the “Confidential Information”). Any distribution of the Confidential Information to any person other than the Purchaser named above, in whole or in part, or the reproduction of the Confidential Information, or the divulgence of any of its contents (other than to the Purchaser’s tax and financial advisers, attorneys and accountants, who will likewise be required to maintain the confidentiality of the Confidential Information) is unauthorized, except that any Purchaser (and each employee, representative, or other agent of such Purchaser) may disclose to any and all persons, without limitations of any kind (except as provided in the next sentence) the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Purchaser relating to such tax treatment and tax structure. Any such disclosure of the tax treatment, tax structure and other tax-related materials shall not be made for the purpose of offering to sell the securities offered hereby or soliciting an offer to purchase any such securities. Except as provided above with respect to tax matters, the above named Purchaser, agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any Confidential Information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and Confidential Information obtained by or given to the Company about or belonging to third parties. The Company and the Placement Agent have caused the Confidential Information to be delivered to you in reliance upon your agreement to maintain the confidentiality of the Confidential Information and upon Rule 100(b)(2)(ii) of Regulation FD as promulgated by the Securities and Exchange Commission. Your agreement to maintain the confidentiality of the Confidential Information and federal securities laws prohibit you from trading in the securities of the Company until such time as this information becomes public or is no longer material.

18. Miscellaneous.

(a) This Subscription Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Shares only for a period of twelve (12) months from the date of issuance of the Series B Preferred shares.

(c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

19. Omnibus Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the Registration Rights Agreement. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and such related agreements it is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the Registration Rights Agreement, with the same effect as if each of such separate, but related agreement, were separately signed.

20. Signature Page. It is hereby agreed that the execution by the Purchaser of this Subscription Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof.

ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

WHERIFY WIRELESS, INC.

SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of ______ Units at a price of $100,000 per Unit (NOTE: to be completed by the Purchaser).

Date (NOTE: To be completed by the Purchaser): __________________, 2007*

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:
Name:	State of Organization
Title:

Date	Address

WHERIFY WIRELESS, INC. (Delaware)

By:
	Name: Title:	Date

*If this space is left blank by the investor, the Placement Agent is authorized to fill in the date with the first date payment is made (or authorized in writing) by investor to the Company.

WHERIFY WIRELESS, INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only
(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______
I certify that I have a net worth (including home, furnishings and automobiles) of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

Initial _______
I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial _______
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______
The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______
The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.
Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.
Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.
Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.
Initial _______
The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______
The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______
The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

WHERIFY WIRELESS, INC.

Investor Profile
(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s): ________________________________________________________________________

Individual executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: ________________________________________________________________________

Date of Birth: _________________ Marital Status: _________________

Joint Party Date of Birth:_________________
Investment Experience (Years): ___________

Annual Income: _________________
Liquid Net Worth:_____________

Net Worth: ________________

Investment Objectives (circleone or more):	Long Term Capital Appreciation, Short Term Trading, Businessman’s Risk, Income, Safety of Principal, Tax Exempt Income or other

Home Street Address: ________________________________________________________________________

Home City, State & Zip Code: ________________________________________________________________________

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer: ________________________________________________________________________

Employer Street Address: ________________________________________________________________________

Employer City, State & Zip Code: ________________________________________________________________________

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business: ________________________________________________________________________

LAIDLAW Account Executive / Outside Broker/Dealer: _______________________________________________________

WHERIFY WIRELESS, INC.

Investor Profile
(Must be completed by Purchaser)

Section B - Entity Investor Information

Investor Name(s): ________________________________________________________________________

Authorized Individual executing Profile or Trustee: _______________________________________________________________________

Social Security Numbers / Federal I.D. Number: ________________________________________________________________________

Investment Experience (Years): ___________

Annual Income: _______________

Net Worth: ________________

Was the Trust formed for the specific purpose of purchasing the Units?
[ ] Yes [ ] No

Principal Purpose (Trust)______________________________________

Type of Business: ________________________________________________________

Investment Objectives (circleone or more):	Long Term Capital Appreciation, Short Term Trading, Businessman’s Risk, Income, Safety of Principal, Tax Exempt Income or other
Street Address: ________________________________________________________________________

City, State & Zip Code: ________________________________________________________________________

Phone: ________________________ Fax: ________________________

Email: __________________________

Laidlaw Account Executive / Outside Broker/Dealer: _______________________________________________________

Section C - Form of Payment - Check or Wire Transfer

____ Check payable to “SIGNATURE BANK, AS ESCROW AGENT FOR WHERIFY WIRELESS, INC. (DELAWARE)

____ Wire funds from my outside account according to the “To subscribe for Units in the private offering of WHERIFY WIRELESS, INC. (DELAWARE)” (page “i”)

____ Wire funds from my LAIDLAW Account - See following page
____ The funds for this investment are rolled over, tax deferred from ____________________ within the Allowed 60-day window

Please check if you are a NASD member or affiliate of a NASD member firm: ________

Investor Signature _______________________________________ Date_______________

Memorandum
Wire Transfer Authorization

TO: OPERATIONS MANAGER
LAIDLAW & CO. (UK) LTD.

RE: Client Wire Transfer Authorization
WHERIFY WIRELESS, INC.

DATE:  ________________

This memorandum authorizes the transfer of the following listed funds from my LAIDLAW Brokerage Account as follows:

LAIDLAW Brokerage Account #	______________________

Wire Amount	$______________________

SIGNATURE BANK
261 Madison Avenue
New York, NY 10016

ABA Number: 026-013-576
For Credit to Signature Bank, as Escrow Agent for
Wherify Wireless, Inc. (Delaware)
Account No.: 1500893237

REFERENCE:

PURCHASER LEGAL NAME ______________________________________________________

TAX ID NUMBER ______________________________________________________

PURCHASER ADDRESS ______________________________________________________

FBO: ________________________________________________

Investment Title:	________________________________________________
Signature:	________________________________________________

Signature:	________________________________________________
(Joint Signature)